Exhibit 99.2 Chart Industries THIRD QUARTER 2020 RESULTS

Forward-Looking Statements CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY’S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED DIVESTITURES, ACQUISITIONS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, BUSINESS TRENDS, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," “OUTLOOK,” “GUIDANCE,” "CONTINUE," “TARGET,” OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY’S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; RISKS RELATING TO THE RECENT OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT. THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED EPS, AND Q3 2020 FREE CASH FLOW. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OFNON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON- GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE PAGES AT THE END OF THIS NEWS RELEASE. WITH RESPECT TO THE COMPANY’S 2020 AND 2021 FULL YEAR EARNINGS OUTLOOKS, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. FURTHERMORE, NON-GAAP FINANCIAL MEASURES SHOWN IN THE PRESENTATION SLIDE LABELED “EXTERNAL SEGMENTATION” WERE NOT RECONCILED TO THE COMPARABLE GAAP FINANCIAL MEASURES BECAUSE THE GAAP MEASURES WOULD REQUIRE SIGNIFICANT EFFORT TO PREPARE AND THEREFORE ARE NOT AVAILABLE AS OF THE TIME OF THIS NEWS RELEASE. CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM© 2020 Chart Industries,. Inc. Confidential and Proprietary 2

Our Focused Strategy Supports Clean Energy Targets *Blue areas (A through J) are applications for which Chart has existing products and solutions © 2020 Chart Industries, Inc. Confidential and Proprietary 3

Chart's Transformation

Cooler By Design.

	THEN	TODAY
	Before 2018	2018 – Present
Business Operations	☒ Higher customer concentration / lower geographic diversity ☒ Heavy reliance on single large LNG projects ☒ Significant backlog with PetroChina that went away in 2016 ($150M) ☒ Few long-term contracts in place ☒ Limited actions taken for cost rationalization ☒ Limited to no aftermarket, service and repair	☑ Lower customer concentration / higher end-market and geographic diversity ☑ Multiple long-term agreements, MOUs in place ☑ Centralized business services and agile, quick cost rationalization ☑ Aftermarket parts, service and repair revenue continues to increase ☑ Big LNG is a "nice to have" whereas before it was a "necessity" ☑ High growth (10%+) identified specialty products for specialty markets

Business Changes 2018-Present



	La Crosse	SCI Skaff Cryogenics, Inc.	VRV	CAIRE	HARSCO Industrial Air-X-Changers	Plug Power	cryoport	Worthington Industries	McPhy
Event	**2018:** Completes major capacity expansion in La Crosse, WI	**2018:** Acquires Skaff Cryogenics and Cryo-Lease, LLC	**2018:** Acquires VRV	**2018:** Divests oxygen concentrator business	**2019:** Acquisition of Air-X-Changers	**2020:** Completes supply agreement for H2	**2020:** Divests cryobiological product lines	**2020:** Acquires cryogenic and hydrogen trailer business	**2020:** Invests in and completes commercial MOU for hydrogen
Region	USA	USA	EU / India	USA	USA / India	Global	USA	USA	Global
Impact	Capacity Competitive advantage	Repair & service location Leasing line	India & Italy Manufacturing Revenue synergies	Exited non-core, non-cryogenic business	Expanded product offering with clean energy capabilities	Competitive advantage	Exit non-core business with high liabilities Catalyst for trailer acquisition	Competitive advantage Expanded product offering	Competitive advantage Revenue synergies

Note: Figures as-reported during stated period

© 2020 Chart Industries, Inc. Confidential and Proprietary

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Balance Sheet Strength & Strong Cash Generation Give Space for Additional Investment Pro-Forma Free Cash Flow Organic Inorganic $83 Hydrogen Engineers Partnership with Expand rental/leasing / Commercial FirstElement for McPhy Partnership mobile fleet Resources hydrogen (H2) $5 - $7M $3 - $5M development $35M $39 Develop hydrogen Greenfield repair and LTA / Agreements pump and HLH2 Targeted service facility in S.C. with key customers tank partnerships with $7M in spec products $5M H2 integrators 2019 YTD 2020 YTD Create leasing Expand specialty India Product Cryogenic Pump HYDROGEN trailer products and Net Leverage Expansion Acquisition fleet technology $3M $20-$40M Actual as of September 30, 2020 2.92 $5M $20 - $40M Proforma with impact of CryoBio divestiture 1.75 In Process Not Imminent Proforma with impact of divestiture and Completed 1.98 strategic Hydrogen expansion 5

Immediate Impacts: Hydrogen


WORTHINGTON

Expanded H2 Trailer Capabilities

- Capability to manufacture 28 foot, 48 foot and 53 foot trailers
- 300,000 square foot facility with Port of Mobile Access


Hydrogen fueling
Hydrogen
Hydrogen energy storage
Fuel cell powering data center
Hydrogen framework study
ELECTROLYSIS
AUSTIN
Port of HOUSTON
Landfill gas
STEAM METHANE REFORMATION

H2@SCALE Texas:

- Frontier Energy
- GTI
- The University of Texas (Austin)
- OneH2
- SoCalGas
- Toyota Motor North America
- Shell
- MHI
- Air Liquide
- PowerCell Sweden AB
- Chart Industries, Inc.

CHART®

Recent Order Wins

- Gaseous hydrogen trailers in Germany for $2 million (October)
- Verbal $6.4 million trailer order (October)
- LOI for $2.4 million trailer order (October)
- PlugPower Supply Agreement and $7.8 million of orders (September)
- Brazed aluminum heat exchanger order for H2 $500k (September)
- LH2 tanks order for Mexico $700k (September)
- MOU for Asia hydrogen project with major industrial gas customer

6

Customer Stickiness (LTAs, LOIs, MOUs)

MOUs / LOCs	LTAs / Agreements Complete	LOIs
ExxonMobil India LNG and IOCL	HLNG Customer 1 (2019)	IG Major (A) Bulk & Lifecycle
IOCL	HLNG Customer 2 (2019)	MIT tanks
Risco Energy	IG Major (A) Vaporizers	Eagle Jax ssLNG
Energy Capital Vietnam (ECV)	IG Major (A) PRS	Shell German stations
AG&P	Matheson	Molson LOI for distribution line
Major IG Asia Hydrogen Development	Praxair PRS	Renergen for LNG equipment South Africa
	Gasum repair & service	
	Liquind Agreement for Fueling Stations	
	Baywa Agreement for Fueling Stations	
	Master Agreement with Flint Hills Resources for air coolers	
	IG Major B (Bulk)	
	IG Major (B) Lifecycle	
	SOL Master Agreement	
	Plug Power Supply Agreement	
	Liquind repair & service	
	Stratolaunch Master Agreement	
	Increment Power Engineering & Supply Agreement for Energy Storage	

*Red italicized text denotes signing or extension was completed in Q3 2020

© 2020 Chart Industries, Inc. Confidential and Proprietary

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Specialty Market: Water Treatment • Growing populations putting pressure on existing water treatment systems Recent Wins • More stringent regulatory issues, and • $3.7M with Archer Western increasing environmental concerns for designing and fabricating • Middle East and Asia, facing water scarcity, the Liquid Oxygen System turning to desalination as a solution for the Dallas Water Utility • United States: 32 billion gallons of wastewater Ozone Improvement Project each day, with demand on treatment plants growing 23% by 2032 • Order for equipment for the Ozone for Disinfection Bahr Albaqar wastewater treatment plant being Liquid oxygen being Chart’s storage and vaporization constructed in northeast used to generate ozone used for technology can be partnered with large Egypt, being touted as the CO dissolution systems in these disinfection 2 world’s largest facility Liquid oxygen system for ozone generation (Duchense, UT) desalination facilities Carbonic Acid (CO2) for pH Balancing • 110% increase in year-to- New water treatment plants date September 30, 2020 utilizing CO2 to adjust the pH orders levels of water after disinfection process System to store / regasify CO2 (GA) 8

First-Of-A-Kind Projects in Q3 2020



Liquid Air Energy Storage

We executed an exclusive three-year design and supply agreement with Increment Power for liquefaction, storage, truck loading and pipe for ISTOR™'s proprietary liquid air energy storage system.



Liquid Oxygen for Rocket Vehicles

We completed a Master Service Agreement with Stratolaunch for engineering solutions of a liquid oxygen tank for use on a carrier plane as part of their hypersonic aerospace vehicle program.



N2 dosing for cleaning disinfectant

Received an order for a major consumer products company that is utilizing N2 dosers and phase separators in their disinfectant PET bottles to avoid paneling.

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Q3 2020 Backlog Total Chart E&C Cryo E&C FinFans D&S West D&S East +5% +19% Chart ex Calcasieu: $611 $639 $154 $183 -8% -20% -54% +54% +12% Chart Total: $745 $288 $136 $180 $229 $685 $229 $117 $204 $62 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Included $134M Includes $46M of Included $134M Includes $46M of of VG Calcasieu VG Calcasieu of VG Calcasieu VG Calcasieu Pass Pass Pass Pass +4% +1% Chart ex Calcasieu: $614 $639 $185 $183 0% -11% -9% +23% +5% $686 $685 $257 $180 $229 $229 $68 Chart Total: $146 $218 $62 Q2 FY20 Q3 FY20 Q2 FY20 Q3 FY20 Q2 FY20 Q3 FY20 Q2 FY20 Q3 FY20 Q2 FY20 Q3 FY20 Included $72M of Includes $46M of Included $72M of Includes $46M of VG Calcasieu VG Calcasieu VG Calcasieu VG Calcasieu Pass Pass Pass Pass © 2020 Chart Industries, Inc. Confidential and Proprietary 10

Q3 and Year-to-Date 2020 EPS

CHART
Cooler By Design.

$ millions, except per share amounts *Continuing Operations*	Q3 2020	Q3 2019	Change v. PY	YTD 2020	YTD 2019	Change v. PY
Net income from continuing operations	$15.8	$13.8	$2.0	$32.4	$15.3	$17.1
Reported Diluted EPS	**$0.43**	**$0.38**	**$0.05**	**$0.88**	**$0.43**	**$0.45**
1 *Restructuring and transaction-related costs*	0.17	0.25	(0.08)	0.54	0.84	(0.30)
2 *Gain on sale of a facility in China*	-	-	-	(0.07)	-	(0.07)
3 *Other one-time items (1)*	0.04	0.06	(0.02)	0.20	0.14	0.06
4 *Tax effects (2)*	(0.02)	(0.06)	0.04	(0.12)	(0.14)	0.02
5 *Dilution impact of convertible notes*	0.01	0.01	-	-	0.03	(0.03)
Adjusted Diluted EPS (3)	**$0.63**	**$0.64**	**($0.01)**	**$1.43**	**$1.30**	**$0.13**

(1) Other one-time items were related to: Stabilis investment mark-to-market and Liberty LNG investment adjustment of $0.15 in Q1, ($0.02) in Q2 and ($0.01) in Q3 2020; COVID-19 related costs of $0.03 and $0.02 in Q1 and Q3 2020 respectively; Commercial and legal settlements of $0.06 in Q3 2019 and $0.02 and $0.03 in Q1 and Q3 2020 respectively; and Tax Reform / transition tax related adjustments $0.02 in Q1 2019.
(2) Tax effect reflects adjustment at normalized periodic rates.
(3) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis.

© 2020 Chart Industries, Inc. Confidential and Proprietary 11

Full Year 2020 Guidance (Continuing Operations) Prior Guidance Current Guidance Revenue Revenue Approximately $1.2B Approximately $1.18B Includes $100M of Calcasieu Includes $100M of Calcasieu Shifted to 2021 Pass Pass Diluted Adjusted EPS Diluted Adjusted EPS Approximately $2.25 Unchanged Approximately $2.25 Assumes 19% ETR Assumes 19% ETR Capital Expenditures Unchanged Capital Expenditures $30M to $35M $30M to $35M Adjusted Free Cash Flow Adjusted Free Cash Flow Unchanged $120 to $140M $120 to $140M © 2020 Chart Industries, Inc. Confidential and Proprietary 12

2021 Outlook Prior Current Assumes no additional Big LNG Revenue ($M) Adjusted EPS Revenue Revenue 2020 Guidance, continuing ops (1) $1,180 $2.25 $1.25 - $1.325B $1.250 - $1.325 Billion Calcasieu Gap (75) (0.65) - (0.75) Includes $23M of Includes $23M of Calcasieu Calcasieu Unchanged ssLNG terminals/other petchem 45 – 75 0.27 – 0.45 Base business growth at 3% - 4% 25 – 35 0.17 – 0.24 Diluted Adjusted EPS Diluted Adjusted EPS Air cooled heat exchanger recovery 10 – 25 0.03 – 0.10 $2.90 to $3.25 $3.00 to $3.40 Specialty products, LRS at 10% 35 – 45 0.25 – 0.35 Assumes 18% ETR Increase Assumes 18% ETR Incremental restructuring savings offset 0.45 by engineering investment Interest expense savings 0.15 Capital Expenditures Capital Expenditures $30M to $35M $30M to $35M Alabama cryo & hydrogen trailers 15 – 20 0.07 - 0.12 Unchanged Q3 2020 revenue shifts to 2021 20 - 25 0.10 - 0.15 2021 Outlook, continuing ops (2) $1,250 - $1,325 $3.00 - $3.40 Free Cash Flow Free Cash Flow (1) Excludes full year cryobiological products $175 to $200M $175 to $200M (2) Does not include any additional Big LNG; embeds effective tax rate benefit into each row of adjusted EPS Unchanged © 2020 Chart Industries, Inc. Confidential and Proprietary 13

Appendix 14

Q3 and YTD 2020 Free Cash Flow

CHART
Cooler By Design.

$ millions, except per share amounts Continuing Operations	Q3 2020	Q3 2019	Change v. PY	YTD 2020	YTD 2019	Change v. PY
Income attributable to Chart Industries, Inc. adjusted (1)	$12	$14	($2)	$45	$31	$14
Income attributable to noncontrolling interests	0	0	0	1	0	1
Depreciation and amortization	19	24	(5)	66	55	11
Accounts receivable	10	11	(1)	27	0	27
Inventory	2	0	2	(27)	(4)	(23)
Unbilled contract revenues and other assets	(14)	9	(23)	0	(11)	11
Accounts payable and other liabilities	6	0	6	(15)	(21)	6
Customer advances and billings in excess of contract revenue	(9)	(10)	1	(3)	(14)	11
Net Cash Provided By Operating Activities	**$26**	**$48**	**($22)**	**$94**	**$36**	**$58**
Capital expenditures	(6)	(11)	5	(27)	(26)	(1)
Free Cash Flow (2)	**$20**	**$37**	**($17)**	**$67**	**$10**	**$57**
Pro-forma adjustments						
Restructuring and transaction-related costs	6	9	(3)	19	31	(12)
Other one-time items	1	0	1	0	3	(3)
Tax effects	(1)	(2)	1	(3)	(5)	2
Pro-Forma Free Cash Flow (3)	**$26**	**$44**	**($18)**	**$83**	**$39**	**$44**

(1) "Income attributable to Chart Industries Inc. adjusted" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables.
(2) "Free Cash Flow" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to period comparisons of the Company's operating results.
(3) Other one-time items were related to: Stabilis investment mark-to-market and Liberty LNG investment adjustment of $4 in year-to-date 2020, Commercial and legal settlements of $1 in Q3 2020 and year-to-date 2020 and $2 year-to-date 2019 ; and $1 in Tax Reform / transition tax related adjustments in year-to-date 2019.

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Divested Cryobiological YTD Statistics In Discontinued Operations © 2020 Chart Industries, Inc. Confidential and Proprietary 16